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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-54836, 333-39366, and 333-44626 of AsiaInfo Holdings, Inc. on Form S-8 of our report dated January 22, 2002, appearing in this Annual Report on Form 10-K of AsiaInfo Holdings, Inc. for the year ended December 31, 2001.

                                          /s/ Deloitte Touche Tohmatsu

Hong Kong
March 21, 2002